                           SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 4, 2002
                                 DATE OF REPORT
                       (Date of earliest event reported)



                           SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                      1-8514               95-3822631
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)     File Number)         Identification No.)


                     411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                     77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)

ITEM 5:  OTHER EVENTS

       A copy of the press release dated April 4, 2002, which includes the Company's comments on first quarter 2002 outlook and earnings release and conference call information, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired

              Not applicable.

(b)      Pro forma financial information

              Not applicable.

(c)      Exhibits

              99.1  Press Release issued by the Registrant dated April 4, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SMITH INTERNATIONAL, INC.


                                        /s/ NEAL S. SUTTON
                                   ----------------------------------------
                                   By:  Neal S. Sutton
                                   Senior Vice President - Administration,
                                   General Counsel and Secretary

Date: April 4, 2002

                                 EXHIBIT INDEX


    EXHIBIT NO.                   DESCRIPTION

        99.1            Press Release dated April 4, 2002.